Rule 497(k)

File No. 333-146827

Summary Prospectus

Innovator Uncapped Accelerated U.S. Equity ETF™

(Cboe BZX — XUSP)

February 27, 2026

Innovator Uncapped Accelerated U.S. Equity ETF™ (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “creation units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=xusp. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 27, 2026, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Uncapped Accelerated U.S. Equity ETF™

Investment Objective

The Fund seeks to provide investors, prior to taking into account management fees and other fees, with the potential for rates of return that outperform the return of an ETF that tracks the returns, before fees and expenses, of large capitalization U.S. equity securities (the “Underlying ETF”) after achieving performance thresholds.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed ETF that invests in option contracts designed to provide returns, at the expiration of the Fund’s option contracts, that are at a rate that is greater than the appreciation, if any, of the Underlying ETF following the point in which the Underlying ETF exceeds performance threshold levels established by the Fund. The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the Underlying ETF. To the extent the Underlying ETF is considered to be concentrated (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate to approximately the same extent. As of the date of this prospectus, the Fund has significant exposure to the information technology sector. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a series of four, one-year FLexible EXchange® Options (“FLEX Options”) packages with “laddered” expiration dates that reference the Underlying ETF (each, an “Investment Package” and collectively, the “Investment Packages”). The Fund may also invest directly in the Underlying ETF or the components thereof. “Laddering” is an investment technique that utilizes multiple options positions over multiple expiration dates. Each of the Fund’s Investment Packages will seek to provide the following returns for the Fund:

•   in the event the Underlying ETF’s share price increases in value at the conclusion of the term of the Investment Package, but at a level below 105% of the share price of the Underlying ETF at the time the FLEX Options were originally entered into (the “Accelerated Threshold”) at the conclusion of the one-year Investment Package term, the Investment Package will not participate in any of the gains experienced by the price return of the Underlying ETF. The Fund will only experience gains with respect to an Investment Package if the Underlying ETF’s price return increases above the Accelerated Threshold at the end of the term of an Investment Package. If an Investment Package has not increased to a level above the Accelerated Threshold at the end of its one-year term, the Fund will not experience any increase in value with respect to such Investment Package, even if the share price of the Underlying ETF surpassed Accelerated Threshold at a point during such term before returning to a level below the Accelerated Threshold;

•    in the event the Underlying ETF’s share price increases in value at the conclusion of the term of the Investment Package to a level above the Accelerated Threshold, the Investment Package seeks to provide investment returns that commence at the Accelerated Threshold and increase at a rate that is greater than the price return increases of the Underlying ETF (hereinafter, the “Accelerated Return Rate”). The Fund does not seek to provide a stated Accelerated Return Rate multiple (for example, two-times the price return of the

Underlying ETF). While the Accelerated Threshold level (105%) is expected to remain constant for each Investment Package, the Accelerated Return Rate produced by a single Investment Package is calculated at the commencement of each one-year term for such Investment Package and will vary for each Investment Package and depend upon market conditions (including, but not limited to, volatility of the Underlying ETF), at the time of the execution of the Investment Package. The Accelerated Return Rate is provided prior to taking into account management fees and other fees; or

•   in the event the Underlying ETF’s share price decreases in value at the conclusion of the term of the Investment Package, such Investment Package seeks to provide investment returns that participate in Underlying ETF losses on a one-to-one basis;

The below hypothetical illustration is provided to illustrate the potential return profiles that a single Investment Package is designed to produce at the conclusion of the one-year period for such Investment Package. The hypothetical return profiles of an Investment Package represented below are not guaranteed. Please note that, to the extent an investor purchases Shares after an Investment Package has been entered into or sells before the end of an Investment Package, such investor’s returns relating to the Investment Package are likely to deviate from the below illustration. In addition, because an Investment Package will not participate in Underlying ETF gains until the point at which Underlying ETF meets the Acceleration Threshold, the one-year returns of an Investment Package may be less than the cumulative price returns experienced by the Underlying ETF even if the Underlying ETF has appreciated beyond the Accelerated Threshold. The hypothetical illustration below shows return profiles prior to taking into account management fees and other fees, the effect of which would lower the return profiles experienced by an investor.

ONE-YEAR INVESTMENT PACKAGE RETURN PROFILE
UNDERLYING ETF
Accelerated Threshold*

Underlying ETF

Innovator Uncapped Accelerated U.S. Equity ETF

Investment Packages Laddering

	Investment Package One	Investment Package Two	Investment Package Three	Investment Package Four
Q1	ROLL			
Q2		ROLL		
Q3			ROLL	
Q4				ROLL

The Fund will implement a laddered approach of investing designed to help offset the timing risks inherent in the purchase of FLEX Options that reference the Underlying ETF with a single reset date, as detailed above (see “Investment Package Laddering”). The Fund intends to utilize laddered Investment Package to create more opportunities for the Fund to hold an Investment Package that is experiencing an Accelerated Return Rate and to avoid the risk of reinvesting a large portion of assets in an unfavorable market environment. This laddered approach of investing in a one-year Investment Package every three months will result in Fund investment performance that is very different than a fund investing in a single Investment Package.

The Fund’s NAV is dependent on the value of its portfolio, which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire also affects their value. The degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF may be higher than if the FLEX Options utilized by the Fund had a shorter term. Further, the laddering of Investment Packages means that any one Investment Package does not constitute the entirety of the Fund’s return, which may increase the amount of non-correlation between the value of the Fund and the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. The time at which an investor buys and sells their Shares will impact the return such investor will experience. If an investor purchases Shares after the FLEX Options for an Investment Package were entered into or does not stay invested in the Fund for the entire duration of an Investment Package, an investor may not participate in the Fund’s Accelerated Return Rate relating to such Investment Package, if any.

The Fund does not seek to provide investment outcomes on a daily or other short-term basis, which is an attribute of other types of exchange-traded funds that provide a daily, multiple exposure to a reference index (i.e., a “daily leveraged ETF”). In contrast, the Fund only seeks to provide investment returns that will increase at a greater rate of change than the Underlying ETF, after an initial level of no participation. There is no guarantee the Fund will be successful in implementing its investment strategy.

Uncapped Accelerated Return Rate Opportunity

The Fund seeks investment returns that have the potential for a higher rate of return than the Underlying ETF price performance return rate during periods in which the Underlying ETF achieves sustained positive performance. Each Investment Package is designed to provide, at the expiration of the one-year term of the Investment Package, an Accelerated Return Rate that is based upon the performance of the Underlying ETF’s share price after the point at which the Underlying ETF exceeds the Accelerated Threshold. To the extent the Fund invests directly in the Underlying ETF (or the components thereof), it will also receive any dividend payments to the extent of such investment. The Accelerated Return Rate sought by the Fund is contingent on the Underlying ETF achieving a performance threshold level at the conclusion of the term of an Investment Package. There is no guarantee that the Fund will achieve this sought-after Accelerated Return Rate for the Investment Packages.

The Underlying ETF provides exposure to the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

Because of the construction of each Investment Package, an Investment Package will not participate in the initial 5% of the gains of the share price of the Underlying ETF (measured from when the FLEX Options were entered into) and will achieve gains only to the extent the Underlying ETF price return surpasses the Accelerated Threshold, measured at the conclusion of the term for such Investment Package. If an Investment Package has not increased to a level above the Accelerated Threshold at the end of its one-year term, the Fund will not experience any increase in value with respect to such Investment Package, even if the share price of the Underlying ETF surpassed Accelerated Threshold at a point during such term. The Fund will only experience gains with respect to an Investment Package if the Underlying ETF price return increases above the Accelerated Threshold at the end of the term of an Investment Package. That notwithstanding, if the Fund invests directly in the Underlying ETF (or the components thereof), it will receive dividend payments to the extent of such investment.

If an Investment Package has experienced any Accelerated Return Rate, the Investment Package may be subject to the possibility of losses that exceed any losses of the Underlying ETF for the remainder of the one-year term of the Investment Package. At the point in time in which the Underlying ETF were to experience an increase beyond the Accelerated Threshold, the Investment Package is subject to a rate of return that is greater than the rate of increase experienced by the Underlying ETF. If before the expiration of the Investment Package the Underlying ETF subsequently experienced a decrease in value, the value of the Investment Package would similarly be expected to decrease at a rate that is greater than the losses experienced by the Underlying ETF.

The returns with respect to an Investment Package may be lower than the price return of the Underlying ETF or an investment in a fund that does not utilize an Accelerated Threshold or Accelerated Return Rate. This is because the Fund will forgo any positive returns with respect to an Investment Package unless the Accelerated Threshold is surpassed at the expiration of the Investment Package. In this regard, the price return of the Underlying ETF may need to materially exceed the Accelerated Threshold before the Investment Package recoups these forgone returns with an Accelerated Return Rate. The returns that an investor receives with respect to an Investment Package may therefore be less than the price return of the Underlying ETF even if the Accelerated Threshold is exceeded at the expiration of the Investment Package.

Due to the Fund simultaneously investing in four separate Investment Packages with differing expiration dates, at any given time the Fund’s overall performance will differ from that of each individual Investment Package. It is possible that while one Investment Package is delivering an Accelerated Return Rate (because the price of the Underlying ETF has risen above the Accelerated Threshold) the others may remain either within its Accelerated Threshold or may even be delivering negative returns. Additionally, depending on when an investor purchases Shares, certain of the Investment Packages may be within the Accelerated Threshold or may be above the Accelerated Threshold. Subsequent price movements of the Underlying ETF could cause the investment returns for such investor that may be different than the Fund’s investment strategy.

Investment Packages

An option contract gives the purchaser of the option, in exchange for the premium paid, the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”) on a specified date (the “expiration date”). The Fund utilizes FLEX Options to pursue its investment objective. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

The Investment Packages will consist of purchased and sold call option contracts and have staggered expiration dates that are three months apart. Each Investment Package will consist of multiple purchased call options with specified strike prices as well as a sold call option, the premium for which will help fund the Fund’s purchased call options. After the expiration date of an Investment Package, the Fund will enter into new FLEX Options contracts with an expiration date of one year. The composition of the Investment Package is dependent on market conditions at this time, including, but not limited to, volatility. The Investment Packages are designed to produce investment outcomes at the expiration of the FLEX Options contracts only and not for any different period of time. Each Investment Package will be comprised of the following:

•   an “in-the-money” (i.e., the strike price is less than the current price of the reference asset) purchased call FLEX Option contract that provides exposure to the price return of the Underlying ETF. This in-the-money call FLEX Option seeks to provide investment returns that match the performance of the share price of the Underlying ETF. Alternatively, the Fund may purchase shares of the Underlying ETF directly, or the components thereof, to obtain this exposure;

•   an “at-the-money” (i.e., the strike price is at the current price of the reference asset) sold call FLEX Option contract, which helps pay the premium of the Investment Package’s purchased call FLEX Options. The sold call option will effectively decrease the potential Accelerated Return Rate to the extent the Underlying ETF share price appreciates in value above the Accelerated Threshold by the FLEX Options expiration date;

•   at least one “out-of-the-money” (i.e., the strike price is above the current price of the reference asset) purchased call FLEX Option contract that provides exposure to the price return of the Underlying ETF beyond the strike price. The number of additional purchased out-of-the-money call FLEX Options and the strike prices available creates the Accelerated Return Rate opportunity above the Accelerated Threshold and will be dependent on market conditions at the time of purchase. The more purchased out-of-the-money call FLEX Options the Fund is able to purchase, the higher the Fund’s rate of return above the Underlying ETF after the Accelerated Threshold.

The amount of time remaining until the FLEX Option contract’s expiration date affects the impact of the Accelerated Return Rate on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. While changes in the price of the Underlying ETF will result in changes to the Fund’s NAV, the Sub-Adviser generally anticipates that the rate of change in the Fund’s NAV will be less than that experienced by the Underlying ETF and, if in effect, the Accelerated Return Rate, until the expiration date of the options contracts. In order for the Fund to provide an Accelerated Return Rate for a given Investment Package period, the Underlying ETF must increase in value above the Accelerated Threshold at the conclusion of the one-year expiration date of such Investment Package. If the Underlying ETF increases above the Accelerated Threshold during the one-year period but fails to remain above the Accelerated Threshold at the conclusion of the term, the Investment Package will not deliver, and therefore the Fund will not experience, in any positive returns with respect to that Investment Package.

Investment Package Laddering

The Fund will seek to “ladder” the Fund’s Investment Packages. “Laddering” is an investment technique that utilizes multiple option contract positions and multiple expiration dates, to avoid the risk of reinvesting a large portion of assets in an unfavorable market environment. The laddered approach of investing in a one-year Investment Package every three months is designed to help offset the timing risks inherent in the purchase of FLEX Options that reference the Underlying ETF with a single reset date.

There can be no guarantee that the Fund will be successful in implementing its investment strategy to provide the Accelerated Return Rate during market conditions where the Underlying ETF is increasing in value above the Accelerated Threshold. Because the Fund ladders its Investment Packages in three-month increments, the Fund’s returns are likely to be different than the returns the Fund would produce if a single Investment Package were used. The Fund uses four Investment Packages with laddered expiration dates, different strike prices and differing initial values of the Underlying ETF, and therefore price movements of the Underlying ETF are likely to result in price movements of differing magnitude for each Investment Package held by the Fund. This means that each Investment Package may experience different Accelerated Returns Rate potential after the Accelerated Threshold, and some Investment Packages may not yet experience Accelerated Return Rates while others do.

Every three months, one Investment Package concludes its one-year reset period, and subsequently “rolls” into another one-year reset period, refreshing its Accelerated Threshold and Accelerated Return Rate for another twelve months. This process repeats every three months, with the Fund participating in a rolling set of Accelerated Return Rate opportunities. In order for the Investment Packages to create the “laddered” approach, the initial reset period for the four Investment Packages will be for three months, six months, nine months and one-year, respectively. After the initial reset period for each Investment Package concludes, each Investment Package will reset to a one-year period that are staggered every three months.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Accelerated Return Rate Risk.    There can be no guarantee that the Fund will be successful in implementing its investment strategy to provide the Accelerated Return Rate during market conditions where the Underlying ETF is increasing in value. Additionally, if an Investment Package held by the Fund does not increase in value above the Accelerated Threshold, the Investment Package will not provide the Fund, and therefore its investors, with positive returns. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the duration of an Investment Package, an investor may not participate in some of the Fund’s sought-after Accelerated Return Rate. Further, because the Fund ladders its Investment Packages, the Fund’s returns are likely to be different than the returns the Fund would produce if a single Investment Package were used. The Accelerated Return Rate may only be realized if the Underlying ETF increases in value above the Accelerated Threshold at the conclusion of an Option Package’s one-year expiration term. If the Underlying ETF increases above the Accelerated Threshold during the one-year period but fails to remain above the Accelerated Threshold at the conclusion of such term, the Investment Package will not deliver, and therefore the Fund will not experience, in any positive returns with respect to that Investment Package. Because the positive returns with respect to an Option Package does not commence until the Accelerated Threshold is achieved, the Accelerated Return Rate that an investor may receive above the Accelerated Threshold with respect to an Investment Package may be less than an investment in a fund that does not have an Accelerated Threshold or Accelerated Return Rate. If an investor purchases Shares after the FLEX Options were entered into and the Fund has risen in value to a level above the Accelerated Threshold, such investor may experience more losses than the Underlying ETF experiences.

The Fund does not seek to provide investment outcomes on a daily or other short-term basis, which is an attribute of other types of exchange-traded funds that provide a daily, multiple exposure to a reference index (i.e., a “daily leveraged ETF”). In contrast, the Fund only seeks to provide investment returns that will increase at a greater rate of change than the Underlying ETF, after an initial level of no participation. The value of the FLEX Options held by the Fund is ultimately derived from the performance of the Underlying ETF’s share price. However, it is very unlikely that on any given day during which the Underlying ETF share price increases in value, the Fund’s share price will increase at the same rate as the Underlying ETF, since the sought-after Accelerated Return Rate is designed to be delivered on the expiration of each Investment Package.

If the Underlying ETF’s share price increases in value above the Accelerated Threshold over the duration of the Option Package, the Fund seeks to provide for an increase in value at a higher rate than the share price increase experienced by the Underlying ETF. Likewise, there are situations during the Option Package in which the Fund may decrease in value at a higher rate than an associated decrease in the Underlying ETF. If an Investment Package has experienced any Accelerated Return Rate, the Investment Package may be subject to the possibility of losses that exceed the losses of the Underlying ETF for the remainder of its one-year term of the Investment Package.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective or perform as well as similarly situated funds.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the price return of the Underlying ETF. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders the sought-after Accelerated Return Rate. The Fund will likely realize different returns than the price return of the Underlying ETF and may underperform the

Underlying ETF. The Accelerated Return Rate provided by a particular Investment Package, and therefore the Fund, is dependent upon market conditions, such as volatility, at the time of execution of the Investment Package. Therefore, the Accelerated Return Rate provided will vary between specific Investment Packages. When a particular Investment Package is rolled, there is no guarantee that as favorable of market conditions will exist as originally executed and the Accelerated Return Rate provided by such Investment Package may change for the subsequent year, though such Accelerated Return Rate remains constant once the Investment Package is executed. Further, an Investment Package will underperform the returns of the Underlying ETF to the extent that the Accelerated Threshold is not exceeded. If an Investment Package has not increased to a level above the Accelerated Threshold at the end of its term, the Fund will not experience any increase in value with respect to such Investment Package, even if the share price of the Underlying ETF surpassed the Accelerated Threshold at a point during such term. Additionally, an Investment Package may underperform the price return of the Underlying ETF even if the Accelerated Threshold has been surpassed at the expiration of the Investment Package because the Fund will forgo any positive returns with respect to an Investment Package until the Accelerated Threshold is surpassed. In this regard, the price return of the Underlying ETF may need to materially exceed the Accelerated Threshold before an Investment Package recoups these foregone returns by virtue of the Accelerated Return Rate. An investors returns with respect to an Investment Package may therefore be less than the price return of the Underlying ETF even if the Accelerated Threshold is exceeded at the expiration of the Investment Package.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to achieve its investment objective. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX Options held by the Fund do not expire until one year after the commencement of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher versus FLEX Options with shorter terms.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
40%
30%
20%
10%
0%
26.40%
31.33%
17.71%
2023
2024
2025

The Fund’s highest quarterly return was 14.64% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was (7.42)% (quarter ended March 31, 2025).

Average Annual Total Return as of December 31, 2025
Innovator Uncapped Accelerated U.S. Equity ETF™	1 Year	Since Inception (08/10/2022)
Return Before Taxes	17.71%	18.25%
Return After Taxes on Distributions	17.71%	18.25%
Return After Taxes on Distributions and Sale of Fund Shares	10.49%	14.51%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	17.13%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	16.39%	15.41%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in this capacity since the Fund’s inception in August 2022. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at http://www.innovatoretfs.com/etf/?ticker=xusp.

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